UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




  Date of report (Date of earliest event reported):  October 1, 2002




                       ARVIDA/JMB PARTNERS, L.P.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Delaware               0-16976                    36-3507015
-----------------     ------------------------     --------------------
(State or other       (Commission File Number)     (IRS Employer
jurisdiction of                                    Identification No.)
incorporation
or organization)




900 N. Michigan Avenue., Chicago, IL                 60611
----------------------------------------           ---------
(Address of Principal Executive Offices)           (Zip Code)




Registrant's telephone number, including area code:  312/440-4800




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 2.  DISPOSITION OF ASSETS.

     On October 1, 2002, Weston Hills Country Club Limited Partnership, a Delaware limited partnership ("WHCCLP"), and Arvida/JMB Partners, a Florida general partnership ("A/J Partners" and together with WHCCLP, the "Sellers") closed on the sale of Weston Hills Country Club (the "Club"), a golf and country club operation located in Weston, Florida, to Hillwood Enterprises, L.P., a Texas limited partnership (the "Buyer"). Arvida/JMB Partners, L.P. (the "Partnership") owns the 99% limited partnership interest in WHCCLP and, indirectly, all of the outstanding stock of WHCCLP's sole general partner, and also owns a 99.9% partnership interest in A/J Partners.

     The Sellers made certain representations, warranties and indemnities for the benefit of the Buyer under the Sale and Purchase Agreement which will survive for a period of one year from the date of closing. In accordance with the Sale and Purchase Agreement, $1,000,000 of the sale price has been placed in escrow to pay possible claims or demands of the Buyer arising from the sale during the one-year period.

     The Buyer is not affiliated with the Partnership or its General Partner, and the negotiated gross cash sale price of $23,500,000, plus approximately $224,000 for existing consumable and saleable inventory, was determined by arm's-length negotiations. Net cash proceeds received from the sale, after prorations, closing costs and funds held in escrow totaled approximately $19,348,000. The net book value and net cash proceeds received from the sale of the Club represented approximately 10% and 11%, respectively, of the Partnership's total consolidated assets for financial reporting purposes at June 30, 2002.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   Financial Statements of Business Acquired

           Not applicable


     (b)   Pro Forma Financial Information

           (i)   Consolidated Pro Forma Balance Sheet of Arvida/
                 JMB Partners, L.P. at June 30, 2002.

           (ii) Consolidated Pro Forma Statement of Operations of Arvida/JMB Partners, L.P. For the Six Months Ended June 30, 2002.

           (iii) Consolidated Pro Forma Statement of Operations of Arvida/JMB Partners, L.P. For the Year Ended
                 December 31, 2001.


     (c)   Exhibits

           10.1 Sale and Purchase Agreement dated as of August 23, 2002, by and between Weston Hills Country Club Limited Partnership, Arvida/JMB Partners and Hillwood Enterprises, L.P., as amended by First Amendment to Sale and Purchase Agreement, dated as of September 13, 2002 for the sale of the Weston Hills Country Club located in Weston, Florida is filed herewith.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                            ARVIDA/JMB PARTNERS, L.P.

                            BY:   Arvida/JMB Managers, Inc.
                                  (The General Partner)




                                  By:  GAILEN J. HULL
                                       Gailen J. Hull, Vice President








Date:October 16, 2002

PART I.  FINANCIAL INFORMATION

     ITEM 1.  FINANCIAL STATEMENTS


                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                                    CONSOLIDATED PRO FORMA BALANCE SHEET

                                                JUNE 30, 2002

                                                 (UNAUDITED)


                                                   ASSETS
                                                   ------
                                                          Historical         Pro Forma
                                                           June 30,           Adjust-        Pro Forma
                                                             2002            ments for       June 30,
                                                          (Unaudited)       Disposition        2002
                                                          ------------      -----------     ------------

Cash and cash equivalents . . . . . . . . . . . . . .     $ 77,244,082       19,348,107       96,592,189
Restricted cash . . . . . . . . . . . . . . . . . . .        5,825,735        1,000,000        6,825,735
Trade and other accounts receivable (net of allowance
  for doubtful accounts of $223,000 at June 30, 2002
  and December 31, 2001). . . . . . . . . . . . . . .        1,604,814            --           1,604,814
Real estate inventories . . . . . . . . . . . . . . .       35,801,318            --          35,801,318
Property and equipment, net . . . . . . . . . . . . .        2,101,983            --           2,101,983
Investments in and advances to joint ventures, net. .          350,492            --             350,492
Amounts due from affiliates, net. . . . . . . . . . .          428,943            --             428,943
Prepaid expenses and other assets . . . . . . . . . .        2,824,442            --           2,824,442
Assets held for sale. . . . . . . . . . . . . . . . .       45,770,697      (16,855,287)      28,915,410
                                                          ------------      -----------      -----------

        Total assets. . . . . . . . . . . . . . . . .     $171,952,506        3,492,820      175,445,326
                                                          ============      ===========      ===========










                                                      4




                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                              CONSOLIDATED PRO FORMA BALANCE SHEET - Continued
                                                 (UNAUDITED)


                                 LIABILITIES AND PARTNERS' CAPITAL ACCOUNTS
                                 ------------------------------------------

                                                          Historical         Pro Forma
                                                           June 30,           Adjust-        Pro Forma
                                                             2002            ments for       June 30,
                                                          (Unaudited)       Disposition        2002
                                                          ------------      -----------     ------------
Liabilities:
  Accounts payable. . . . . . . . . . . . . . . . . .     $  6,463,371            --           6,463,371
  Deposits. . . . . . . . . . . . . . . . . . . . . .        6,594,364            --           6,594,364
  Accrued expenses and other liabilities. . . . . . .       14,213,355            --          14,213,355
  Liabilities related to assets held for sale . . . .       17,971,241       (3,146,912)      14,824,329
                                                          ------------      -----------      -----------

  Commitments and contingencies

        Total liabilities . . . . . . . . . . . . . .       45,242,331       (3,146,912)      42,095,419
                                                          ------------      -----------      -----------

Partners' capital accounts:
  General Partner and Associate Limited Partners:
    Capital contributions . . . . . . . . . . . . . .           20,000            --              20,000
    Cumulative net income . . . . . . . . . . . . . .       89,651,843           66,397       89,718,240
    Cumulative cash distributions . . . . . . . . . .      (88,266,549)           --         (88,266,549)
                                                          ------------      -----------      -----------
                                                             1,405,294           66,397        1,471,691
                                                          ------------      -----------      -----------
  Limited Partners:
    Capital contributions, net of offering costs. . .      364,841,815            --         364,841,815
    Cumulative net income . . . . . . . . . . . . . .      379,614,103        6,573,335      386,187,438
    Cumulative cash distributions . . . . . . . . . .     (619,151,037)           --        (619,151,037)
                                                          ------------      -----------      -----------
                                                           125,304,881        6,573,335      131,878,216
                                                          ------------      -----------      -----------
        Total partners' capital accounts. . . . . . .      126,710,175        6,639,732      133,349,907
                                                          ------------      -----------      -----------

        Total liabilities and partners' capital . . .     $171,952,506        3,492,820      175,445,326
                                                          ============      ===========      ===========

                   See accompanying notes to consolidated pro forma financial statements.

                                                      5

                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                               CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                                   FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                                 (UNAUDITED)


                                                          Historical                         Pro Forma
                                                          Six Months         Pro Forma      Six Months
                                                             Ended            Adjust-          Ended
                                                            June 30,         ments for        June 30,
                                                             2002           Disposition        2002
                                                          ------------      -----------     ------------
Revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . .     $169,662,166            --         169,662,166
  Homesites . . . . . . . . . . . . . . . . . . . . .            --               --               --
  Land and property . . . . . . . . . . . . . . . . .          702,417            --             702,417
  Operating properties. . . . . . . . . . . . . . . .            --               --               --
  Brokerage and other operations. . . . . . . . . . .        1,141,480            --           1,141,480
                                                          ------------      -----------      -----------

        Total revenues. . . . . . . . . . . . . . . .      171,506,063            --         171,506,063
                                                          ------------      -----------      -----------

Cost of revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . .      126,852,938            --         126,852,938
  Homesites . . . . . . . . . . . . . . . . . . . . .            --               --               --
  Land and property . . . . . . . . . . . . . . . . .          992,716            --             992,716
  Operating properties. . . . . . . . . . . . . . . .           64,366            --              64,366
  Brokerage and other operations. . . . . . . . . . .        1,053,198            --           1,053,198
                                                          ------------      -----------      -----------

        Total cost of revenues. . . . . . . . . . . .      128,963,218            --         128,963,218
                                                          ------------      -----------      -----------

Gross operating profit. . . . . . . . . . . . . . . .       42,542,845            --          42,542,845
Selling, general and administrative
  expenses. . . . . . . . . . . . . . . . . . . . . .       (6,101,945)           --          (6,101,945)
                                                          ------------      -----------      -----------

        Net operating income. . . . . . . . . . . . .       36,440,900            --          36,440,900





                                                      6




                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                         CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS - Continued

                                                 (UNAUDITED)



                                                          Historical                         Pro Forma
                                                          Six Months         Pro Forma      Six Months
                                                             Ended            Adjust-          Ended
                                                            June 30,         ments for        June 30,
                                                             2002           Disposition        2002
                                                          ------------      -----------     ------------

Interest income . . . . . . . . . . . . . . . . . . .          635,726            --             635,726
Equity in earnings (losses) of
  unconsolidated ventures . . . . . . . . . . . . . .          247,638            --             247,638
Interest and real estate taxes,
  net of amounts capitalized. . . . . . . . . . . . .          (42,610)           --             (42,610)
                                                          ------------      -----------      -----------
        Income from continuing
          operations. . . . . . . . . . . . . . . . .       37,281,654            --          37,281,654

Discontinued Operations:
  Net income from assets held for sale. . . . . . . .        2,222,454       (1,550,346)         672,108
                                                          ------------      -----------      -----------

        Net income. . . . . . . . . . . . . . . . . .     $ 39,504,108       (1,550,346)      37,953,762
                                                          ============      ===========      ===========

        Net income before discontinued
          operations per Limited Partnership
            Interest. . . . . . . . . . . . . . . . .     $      83.86            --               83.86
        Discontinued operations per Limited
          Partnership Interest. . . . . . . . . . . .             5.44            (3.79)            1.65
                                                          ------------      -----------      -----------
        Net income per Limited Partner
          Interest. . . . . . . . . . . . . . . . . .     $      89.30            (3.79)           85.51
                                                          ============      ===========      ===========

        Cash distributions per
          Limited Partnership
          Interest. . . . . . . . . . . . . . . . .       $     275.00            --              275.00
                                                          ============      ===========      ===========

                   See accompanying notes to consolidated pro forma financial statements.

                                                      7

                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                               CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                                 (UNAUDITED)


                                                          Historical         Pro Forma       Pro Forma
                                                          Year Ended          Adjust-        Year Ended
                                                          December 31,       ments for      December 31,
                                                             2001           Disposition        2001
                                                          ------------      -----------     ------------
Revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . .     $416,513,636            --         416,513,636
  Homesites . . . . . . . . . . . . . . . . . . . . .          422,994            --             422,994
  Land and property . . . . . . . . . . . . . . . . .       16,370,853            --          16,370,853
  Operating properties. . . . . . . . . . . . . . . .       17,027,648      (12,951,757)       4,075,891
  Brokerage and other operations. . . . . . . . . . .        4,138,721            --           4,138,721
                                                          ------------      -----------      -----------

        Total revenues. . . . . . . . . . . . . . . .      454,473,852      (12,951,757)     441,522,095
                                                          ------------      -----------      -----------

Cost of revenues:
  Housing . . . . . . . . . . . . . . . . . . . . . .      303,084,304            --         303,084,304
  Homesites . . . . . . . . . . . . . . . . . . . . .          744,610            --             744,610
  Land and property . . . . . . . . . . . . . . . . .       12,827,938            --          12,827,938
  Operating properties. . . . . . . . . . . . . . . .       14,698,614      (10,822,584)       3,876,030
  Brokerage and other operations. . . . . . . . . . .        4,027,994            --           4,027,994
                                                          ------------      -----------      -----------

        Total cost of revenues. . . . . . . . . . . .      335,383,460      (10,822,584)     324,560,876
                                                          ------------      -----------      -----------

Gross operating profit. . . . . . . . . . . . . . . .      119,090,392       (2,129,173)     116,961,219
Selling, general and administrative
  expenses. . . . . . . . . . . . . . . . . . . . . .      (18,068,111)           --         (18,068,111)
Asset impairment. . . . . . . . . . . . . . . . . . .       (2,500,000)           --          (2,500,000)
                                                          ------------      -----------      -----------

        Net operating income. . . . . . . . . . . . .       98,522,281       (2,129,173)      96,393,108





                                                      8




                                          ARVIDA/JMB PARTNERS, L.P.
                                           (A LIMITED PARTNERSHIP)
                                          AND CONSOLIDATED VENTURES

                         CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS - Continued

                                                 (UNAUDITED)



                                                          Historical         Pro Forma       Pro Forma
                                                          Year Ended          Adjust-        Year Ended
                                                          December 31,       ments for      December 31,
                                                             2001           Disposition        2001
                                                          ------------      -----------     ------------

Interest income . . . . . . . . . . . . . . . . . . .        2,824,312            --           2,824,312
Equity in earnings of unconsolidated ventures . . . .          317,607            --             317,607
Interest and real estate taxes,
  net of amounts capitalized. . . . . . . . . . . . .         (174,771)           --            (174,771)
                                                          ------------      -----------      -----------
        Net income. . . . . . . . . . . . . . . . . .     $101,489,429       (2,129,173)      99,360,256
                                                          ============      ===========      ===========

        Allocation of net income:
          General Partner and
            Associated Limited Partners . . . . . . .     $ 13,472,256            --          13,472,256
          Limited Partners. . . . . . . . . . . . . .       88,017,173       (2,129,173)      85,888,000
                                                          ------------      -----------      -----------
            Total . . . . . . . . . . . . . . . . . .     $101,489,429       (2,129,173)      99,360,256
                                                          ============      ===========      ===========

        Net income per Limited Partner
          Interest. . . . . . . . . . . . . . . . . .     $     217.86            (5.27)          212.59
                                                          ============      ===========      ===========

        Cash distribution per Limited Partnership
          Interest. . . . . . . . . . . . . . . . .       $     200.06            --              200.06
                                                          ============      ===========      ===========









                   See accompanying notes to consolidated pro forma financial statements.

                                                      9

                 NOTES AND MANAGEMENT'S ASSUMPTIONS TO
              CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                              (Unaudited)



1.   BASIS OF PRESENTATION

     The accompanying unaudited consolidated pro forma financial statements of the Partnership have been prepared in accordance with the instructions to Form 8-K and to Article 11 of Regulation S-X. The accompanying unaudited consolidated pro forma balance sheet is presented as if the sale of the Weston Hills Country Club (hereinafter referred to as the "Transaction") occurred on June 30, 2002. The accompanying unaudited consolidated pro forma statements of operations are presented for the six months ended June 30, 2002 as if the Transaction occurred as of January 1, 2002 and for the year ended December 31, 2001 as if the Transaction occurred as of January 1, 2001.

     The unaudited consolidated pro forma financial statements should be read in conjunction with the financial statements and footnotes included thereto in the Partnership's Form 10-K for the year ended December 31, 2001 and the Partnership's Form 10-Q for the period ended June 30, 2002. The unaudited consolidated pro forma financial statements were prepared utilizing the accounting policies as outlined in such historical financial statements except as noted herein. In management's opinion, all adjustments considered necessary for a fair presentation of the effects of the Transaction have been reflected in the unaudited consolidated pro forma financial statements.

     The unaudited consolidated pro forma financial statements are not necessarily indicative of the Partnership's actual financial position at June 30, 2002 or what the actual results of operations of the Partnership would have been assuming the Transaction occurred as of the respective dates stated above nor are they necessarily indicative of the Partnership's results of operations for future periods.


2.   ADJUSTMENTS TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIALS

     All of the adjustments are to reflect the effects of the Transaction.

For the unaudited consolidated pro forma balance sheet, such adjustments reflect the net cash proceeds realized from the Transaction, the restricted cash proceeds from the sale placed in escrow, the elimination of the Club's Assets held for sale and Liabilities related to assets held for sale, and an adjustment to partners' capital to reflect the gain on the Transaction. For the unaudited consolidated pro forma statements of operations, such adjustments reflect the elimination of (i) the Club's Net income from assets held for sale for the six months ended June 30, 2002, and (ii) Operating properties revenues and cost of revenues for the year ended December 31, 2001.


















                                  10